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                                                                    EXHIBIT 23.1

                         CONSENT OF ARTHUR ANDERSEN LLP

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 26, 1996, included in ADC Telecommunications, Inc.'s Annual Report on Form 10-K for the year ended October 31, 1996, and to all references to our Firm included in this registration statement.

                                          /s/ ARTHUR ANDERSEN LLP

                                          ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
October 8, 1997